Exhibit 24

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David J. Fitzpatrick, Thomas I. Rogan and David G. Nord, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable in connection with the foregoing actions, including with respect to items (i) and (ii) below, to sign and file registration statements on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statements or amendments thereto:

(i) to effect the registration of up to 18,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Long Term Incentive Plan as in effect on the date hereof, and as it may be amended from time to time; and

(ii) to effect the registration of up to 18,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Stock Option Plan as in effect on the date hereof, and as it may be amended from time to time; and

(iii) to adopt and execute an amendment to the United Technologies Corporation Nonemployee Director Stock Option Plan for the purpose of authorizing the transfer of stock option awards to immediate family members or entities controlled by or for the benefit of such persons;

granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of December, 2001.

George David

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David J. Fitzpatrick, Thomas I. Rogan and David G. Nord, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable in connection with the foregoing actions, including with respect to items (i) and (ii) below, to sign and file registration statements on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statements or amendments thereto:

(i) to effect the registration of up to 18,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Long Term Incentive Plan as in effect on the date hereof, and as it may be amended from time to time; and

(ii) to effect the registration of up to 18,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Stock Option Plan as in effect on the date hereof, and as it may be amended from time to time; and

(iii) to adopt and execute an amendment to the United Technologies Corporation Nonemployee Director Stock Option Plan for the purpose of authorizing the transfer of stock option awards to immediate family members or entities controlled by or for the benefit of such persons;

granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of December, 2001.

Jean-Pierre Garnier

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David J. Fitzpatrick, Thomas I. Rogan and David G. Nord, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable in connection with the foregoing actions, including with respect to items (i) and (ii) below, to sign and file registration statements on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statements or amendments thereto:

(i) to effect the registration of up to 18,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Long Term Incentive Plan as in effect on the date hereof, and as it may be amended from time to time; and

(ii) to effect the registration of up to 18,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Stock Option Plan as in effect on the date hereof, and as it may be amended from time to time; and

(iii) to adopt and execute an amendment to the United Technologies Corporation Nonemployee Director Stock Option Plan for the purpose of authorizing the transfer of stock option awards to immediate family members or entities controlled by or for the benefit of such persons;

granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of December, 2001.

Jamie S. Gorelick

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David J. Fitzpatrick, Thomas I. Rogan and David G. Nord, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable in connection with the foregoing actions, including with respect to items (i) and (ii) below, to sign and file registration statements on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statements or amendments thereto:

(i) to effect the registration of up to 18,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Long Term Incentive Plan as in effect on the date hereof, and as it may be amended from time to time; and

(ii) to effect the registration of up to 18,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Stock Option Plan as in effect on the date hereof, and as it may be amended from time to time; and

(iii) to adopt and execute an amendment to the United Technologies Corporation Nonemployee Director Stock Option Plan for the purpose of authorizing the transfer of stock option awards to immediate family members or entities controlled by or for the benefit of such persons;

granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of December, 2001.

Charles R. Lee

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David J. Fitzpatrick, Thomas I. Rogan and David G. Nord, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable in connection with the foregoing actions, including with respect to items (i) and (ii) below, to sign and file registration statements on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statements or amendments thereto:

(i) to effect the registration of up to 18,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Long Term Incentive Plan as in effect on the date hereof, and as it may be amended from time to time; and

(ii) to effect the registration of up to 18,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Stock Option Plan as in effect on the date hereof, and as it may be amended from time to time; and

(iii) to adopt and execute an amendment to the United Technologies Corporation Nonemployee Director Stock Option Plan for the purpose of authorizing the transfer of stock option awards to immediate family members or entities controlled by or for the benefit of such persons;

granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of December, 2001.

Richard D. McCormick

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David J. Fitzpatrick, Thomas I. Rogan and David G. Nord, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable in connection with the foregoing actions, including with respect to items (i) and (ii) below, to sign and file registration statements on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statements or amendments thereto:

(i) to effect the registration of up to 18,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Long Term Incentive Plan as in effect on the date hereof, and as it may be amended from time to time; and

(ii) to effect the registration of up to 18,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Stock Option Plan as in effect on the date hereof, and as it may be amended from time to time; and

(iii) to adopt and execute an amendment to the United Technologies Corporation Nonemployee Director Stock Option Plan for the purpose of authorizing the transfer of stock option awards to immediate family members or entities controlled by or for the benefit of such persons;

granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of December, 2001.

Frank P. Popoff

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David J. Fitzpatrick, Thomas I. Rogan and David G. Nord, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable in connection with the foregoing actions, including with respect to items (i) and (ii) below, to sign and file registration statements on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statements or amendments thereto:

(i) to effect the registration of up to 18,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Long Term Incentive Plan as in effect on the date hereof, and as it may be amended from time to time; and

(ii) to effect the registration of up to 18,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Stock Option Plan as in effect on the date hereof, and as it may be amended from time to time; and

(iii) to adopt and execute an amendment to the United Technologies Corporation Nonemployee Director Stock Option Plan for the purpose of authorizing the transfer of stock option awards to immediate family members or entities controlled by or for the benefit of such persons;

granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of December, 2001.

H. Patrick Swygert

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David J. Fitzpatrick, Thomas I. Rogan and David G. Nord, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable in connection with the foregoing actions, including with respect to items (i) and (ii) below, to sign and file registration statements on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statements or amendments thereto:

(i) to effect the registration of up to 18,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Long Term Incentive Plan as in effect on the date hereof, and as it may be amended from time to time; and

(ii) to effect the registration of up to 18,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Stock Option Plan as in effect on the date hereof, and as it may be amended from time to time; and

(iii) to adopt and execute an amendment to the United Technologies Corporation Nonemployee Director Stock Option Plan for the purpose of authorizing the transfer of stock option awards to immediate family members or entities controlled by or for the benefit of such persons;

granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of December, 2001.

Andre Villeneuve

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David J. Fitzpatrick, Thomas I. Rogan and David G. Nord, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable in connection with the foregoing actions, including with respect to items (i) and (ii) below, to sign and file registration statements on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statements or amendments thereto:

(i) to effect the registration of up to 18,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Long Term Incentive Plan as in effect on the date hereof, and as it may be amended from time to time; and

(ii) to effect the registration of up to 18,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Stock Option Plan as in effect on the date hereof, and as it may be amended from time to time; and

(iii) to adopt and execute an amendment to the United Technologies Corporation Nonemployee Director Stock Option Plan for the purpose of authorizing the transfer of stock option awards to immediate family members or entities controlled by or for the benefit of such persons;

granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of December, 2001.

Harold A. Wagner

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David J. Fitzpatrick, Thomas I. Rogan and David G. Nord, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable in connection with the foregoing actions, including with respect to items (i) and (ii) below, to sign and file registration statements on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statements or amendments thereto:

(i) to effect the registration of up to 18,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Long Term Incentive Plan as in effect on the date hereof, and as it may be amended from time to time; and

(ii) to effect the registration of up to 18,000,000 additional shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Stock Option Plan as in effect on the date hereof, and as it may be amended from time to time; and

(iii) to adopt and execute an amendment to the United Technologies Corporation Nonemployee Director Stock Option Plan for the purpose of authorizing the transfer of stock option awards to immediate family members or entities controlled by or for the benefit of such persons;

granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of December, 2001.

Sanford I. Weill